Exhibit 99.1

2005 Investor Conference November 30, 2005

Forward-Looking Statements This presentation may include forward-looking statements, such as anticipated financial performance, capital structure and other financial items, statements on our plans and objectives, statements of future economic performance, and assumptions underlying the statements regarding our business. Actual results could differ materially from any forward-looking statements due to several important factors described in our latest SEC filings. We assume no obligation to update any forward-looking statements made during this presentation.

Meadowbrook Insurance Group We are a specialty risk management company providing solutions for agents, brokers, professional and trade associations, pools, trusts, and insureds of all sizes.

Meadowbrook Capital Raising Initiatives 1995: Initial Public Offering (NYSE: MIG) raises $44.0 million Embarks on acquisition and growth strategy 2002: Recapitalization $60.5 million raised in secondary public offering Strengthening of balance sheet, reduction of debt, achieves rating upgrade 2003 - 2005: Pooled Transactions (30 year interest-only debt) $55.9 million raised to: Strengthen surplus in support of insurance company operations Strategic acquisitions and investments General corporate purposes Reduce short-term bank debt

Deployment of Capital 2002 2003 2004 2005* Market Capitalization 73.4 122.8 145.1 174.4 2002 2003 2004 2005 (1) Shareholders' Equity 138.922 147.654 162.682 175 2002 2003 2004 2005 (1) EPS 0.08 0.35 0.48 0.575 Market Capitalization Shareholders' Equity (excluding Unrealized Gains) Diluted EPS CAGR = 33.5% (In millions) *As of 11/10/05 at $6.08 market price per share 2002 2003 2004 2005 (1) Revenue 197.8 210.8 270.3 305 Revenues CAGR = 15.5% (In millions) CAGR = 93.0% ** Mid-point of range (1) Represents annualized estimate. $0.575** Controlled growth with diligent underwriting focus, expense management and balancing revenue sources create shareholder value. CAGR = 8.0% (In millions)

2002 2003 2004 Q3 2005 11/10/2005 Book Value Per Share Excluding Unrealized Gains 4.69 5.09 5.6 6.05 Avg. Share Price 2.85 3.26 5.01 5.44 6.08 Stock Performance vs. Book Value Per Share Since June 2002 Recapitalization * Steady growth in Book Value Per Share following the recapitalization. $4.69 $2.85 $6.05 $5.44 $6.08

A.M. Best Rating Statements April, 2005: A.M. Best Upgrade to "B++" (Very Good): The upgrade reflects A.M. Best's positive assessment of Meadowbrook's financial condition as a result of our continued underwriting and operating improvements...the group's solid capitalization and management's knowledge and expertise in the alternative risk market. A.M. Best stated: "The rating also recognizes the significant improvement in 2004 earnings, Meadowbrook's earnings prospects in 2005 and diminished reserve development reported from prior years."

Meadowbrook Insurance Group Revenue Sources: Fees and Commissions Manages self-insured programs: Workers' Compensation Funds, Public Entity Pools & Trusts Manages offshore captive and rent-a-captive insurance companies for its clients Operates 5 retail/wholesale insurance agencies Insurance Company Operations Operates 4 domestic insurance carriers and 2 Bermuda- based rent-a-captive insurance companies

Full Service Backroom Capabilities Program and product design Underwriting, risk selection, and policy issuance Sales, marketing, and public relations to members of groups Formation and management of risk- bearing entities, such as mutual insurance companies, captives, rent-a-captives, public entity pools, and risk retention and risk purchasing groups Regulatory compliance Claims handling and administration Loss prevention and control Reinsurance placement Risk analysis and identification Actuarial and loss reserve analysis Information technology and processing Feasibility studies Litigation management Accounting and financial statement preparation Audit support

Revenue Sources Revenue is derived from over $650 million in annual gross premiums under management: 50% of this premium results in non-affiliated managed service fees and retail agency commissions (Net Commissions and Fees) 50% of this premium results in earned premium in our Insurance Company Subsidiaries Gross Commissions and Fees are derived from total premiums under management: 15%: Agency Commissions paid by non-affiliated insurance companies 35%: Managed Fees from risk management services to non-affiliated clients 50%: Intercompany Fees paid by our Insurance Company Subsidiaries to our management company (are eliminated upon consolidation) Fees & Commissions Earned Premium East 50 50 Agency Commissions Managed Fees InterCompany Fees 15 35 50

Corporate Structure and Revenue Sources Meadowbrook Insurance Group Insurance Company Operations Fees and Commissions Fee-for-Service Operations: Agency Operations Net Earned Premiums Investment Income Managed Service Fees Intercompany Fees Commission Income Investment Income Profit Sharing Commissions *Competitive Advantage - We have the ability to adjust the type of revenue source based on the competitive environment, on a regional basis.

On a long-term basis, our key financial target is to achieve a return on equity within the 14 - 16% range. Our corporate strategy includes a balance in the mix of business, increasing fee-based revenue, and increasing productivity and efficiency of the operations. Corporate Strategy

We have balanced revenue sources (agency commissions, fee-for-service, and insurance premiums). Organic growth - all revenue sources Add new members to existing programs Implement new insurance and managed programs Add new agency clients Placement of risks with strategic underwriting partners based upon expertise. Conversion of premiums from managed programs to risk-bearing programs. Strategic acquisitions Existing partners - expansion of agency commission revenue and leverage redundant costs in the supply chain. Regional fee-for-service opportunities that compliment our existing infrastructure. Revenue Growth Strategy

We have the ability to leverage fixed costs. Corporate culture fosters improved productivity on a continuous basis through the integration of training, technology investments, and other process improvements. Productivity and Efficiency

Additional Competitive Advantages Full service regional offices - local knowledge History of specialty underwriting expertise Strong long-term relationships with constituents Thorough due diligence process and new business review Efficient web based business processing

Regionally Focused Offices CA NV KS MN MA FL AL MI TN Corporate Headquarters: Southfield Grand Rapids Saginaw Lincoln Oakland Las Vegas Montgomery Overland Park Cerritos Roseville Sarasota Hamilton, Bermuda Nashville Andover Bridgetown, Barbados Bloomington Largo Cincinnati OH NE Wellesley

Financial Section

2002 2003 2004 2005 (1) Gross Written Premium 183.637 253.28 313.493 330 Gross Earned Premium 208.962 212.28 288.868 325 Controlled Growth of Premium (1) Represents annualized estimate.

Cumulative Rate Increases 12/30/1995 11/30/1996 11/30/1997 12/30/1998 12/30/1999 12/30/2000 9/29/2001 WC + AOL 0 0.0729 0.2681 0.4669 0.6635 0.8028 0.8273 All Lines

Insurance Operations Balance by Lines of Business - Net Earned Premiums Workers' Compensation - 49.0% Commercial Multi-Peril - 21.2% Commercial Auto Liability - 17.9% Medical Malpractice - 4.3% Other Liability - 3.2% All other lines - 4.4% Information for the nine months ended September 30, 2005.

Gross Commissions and Fees Due to downsizing. In the third quarter of 2004, we accelerated the recognition of $3.5 million in revenue from two limited duration contracts with the State of Missouri. Represents annualized estimate. 2002 2003 2004 2005 Annual Gross Commissions & Fees 63.2 81.1 88.5 85 (1) (2) (3)

Annual Net Operating EPS 2002 2003 2004 2005 Net Operating Income 0.05 0.33 0.47 0.575 (1) Represents mid-point of the annualized estimate range. $0.575 (1)

2002 2003 2004 2005 (1) GAAP Combined Ratio 1.086 1.044 1.014 0.99 GAAP Combined Ratio (1) Represents annualized estimate.

Ratio of Invested Assets to Equity 2002 2003 2004 Q3 2005 Invested Assets 286.05 324.235 402.156 434.147 Equity 147.395 155.113 167.51 173.954 *Growth in ROE opportunity - as invested assets to GAAP equity continue to grow, we will be able to leverage returns from our investment portfolio. Growth in operating cash flows and capital strategies have contributed to this improvement. 1.94 2.09 2.40 2.50

No common equities 99.6% of portfolio is investment grade Pre-tax yield 4.2% After-tax yield 3.0% Duration is 3.8 years Investment Portfolio Information as of September 30, 2005.

Reserves Stability and strength of reserves: Independent actuarial analysis confirms reserve level (third party actuary, Milliman USA, external auditors) No exposure to asbestos and other toxic torts Minimal property catastrophe exposure

Current Outlook

Current Market Conditions Continued demand for alternative risk/ specialty program underwriters Impact of previous years rate increases have improved profitability and quality of underwritten business Rising interest rates increase ROE Modest downward pressure on insurance pricing Incremental industry-wide softening of prices in non- catastrophe exposed business Moderately more competitive environment Some reinsurance capacity strain as a result of 2004 and 2005 catastrophes

Guidance Based upon the results of the first nine months of 2005, we anticipate the full year 2005 earnings to be between $0.57 and $0.58 per share. Our full year 2006 anticipated earnings are expected to grow by approximately 15% to between $0.64 and $0.68 per share. Our 2006 outlook includes a target of $350.0 - $360.0 million in gross written premium, gross commissions and fees of $90.0 - $92.0 million, and a combined ratio of between 97.5% and 99.0%.

Creating Shareholder Value Sustainable, competitive advantage: Program specialist Select jurisdictions - regional focus, local knowledge Diverse distribution channels Recognized leader in alternative risk management Efficient web based business processing Controlled and disciplined underwriting

Creating Shareholder Value Balanced Revenue Base Managed Fees Commissions Underwriting Income Investment Income Continued Opportunity to Leverage Fixed Costs

Creating Shareholder Value Customized Solutions Align Financial Interests of Parties Partner Loyalty Barriers to Entry are High Innovation - New Products & Services New Territories Continue to increase current run-rate of 10.9% ROE Improve current YTD Combined Ratio of 98.8%

MIG FACT SHEET NYSE Meadowbrook Insurance Group (MIG) Outstanding Shares: 28.7 million shares Market Cap: $174.4 million (based on 11/10/05 closing price) Current Insider Ownership: 12.1% (as of 11/10/05) Book value per share: $6.05 (as of 9/30/05) Tangible book value per share: $5.04 (as of 9/30/05) Debt to Equity: 32.2% (as of 9/30/05) Price / Book: 100% (as of 11/10/05) Price / Tangible book: 121% (as of 11/10/05) A.M. Best rating: "B++" (Very Good) Statutory Surplus: $138.9 million (as of 9/30/05) GWP to surplus: 2.4 to 1 NWP to surplus 1.9 to 1